Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Christopher M. Hix, Vice President and Chief Financial Officer of Robbins & Myers, Inc. (“the Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Annual Report on Form 10-K of the Company for the period ended August 31, 2006 (the “Annual Report”) fully complies with the requirements of section 33(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)) and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 14, 2006

/s/ Christopher M. Hix
Christopher M. Hix
Vice President and Chief Financial Officer

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